SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2005

                              WHISTLER INVESTMENTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391              98-0339467
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(State or Other Jurisdiction      (Commission       ( I.R.S. Employer
     of Incorporation)            File Number)      Identification No.)


5001 East Bonanza Road, Suite 138-145, Las Vegas, Nevada      89110
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      (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code: (818) 780-2403


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        Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

{ } Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                   Principal    Total Offering Price/
  Date             Title and Amount           Purchaser            Underwriter  Underwriting Discounts
  ----             ----------------           ---------            -----------  ----------------------

February 21, 2005  90,000,000 shares of      Sterling Capital Inc.      NA              NA/NA
                   common stock issued a
                   Trustee to secure the
                   Company's obligations
                   to Sterling Capital Inc.
                   under Loan Agreement,
                   dated February 20, 2004
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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            WHISTLER INVESTMENTS, INC.


                            By /s/ Holly Roseberry
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                               Chief Executive Officer

Date: February 23, 2005